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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 27, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR12
                  ------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-26

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

          Delaware                                             95-4791925
----------------------------       --------------       ------------------------
(State or Other Jurisdiction                                (I.R.S. Employer
     of Incorporation)                                     Identification No.)

             155 North Lake Avenue
             Pasadena, California                                 91101
-------------------------------------------------       ------------------------
             (Address of Principal                             [Zip Code]
               Executive Offices))

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[  ]  Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On July 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR12, Mortgage Pass-Through Certificates, Series 2006-AR12 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
               --------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

              Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c)  Company Transactions.
     --------------------

         Not applicable.

(d)  Exhibits.
     --------

Exhibit No.      Description
-----------

    99.1 The Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, IndyMac and the Trustee.



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SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC MBS, INC.



                                        By:  /s/ Victor H. Woodworth
                                             -----------------------
                                             Victor H. Woodworth
                                             Vice President



Dated: August 11, 2006




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                                 Exhibit Index

Exhibit
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  99.1     The Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, IndyMac and the Trustee.